Exhibit 99.2

Investor Contact Helen M. Wilson Phone: (441) 299-9283 email: investorrelations@acegroup.com

This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on

Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect ACE’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results—Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums and Operating Income by Line of Business	4

III.	Global P&C Results
	- Global P&C Results—Consecutive Quarters	5

IV.	Segment Results
	- Insurance—North American—For Reference Only	6
	- Insurance—North American P&C	7
	- Insurance—North American Agriculture	8
	- Insurance—Overseas General	9
	- Global Reinsurance	10
	- Life	11

V.	Balance Sheet Details
	- Loss Reserve Rollforward	12
	- Reinsurance Recoverable Analysis	13
	- Investment Portfolio	14 - 17
	- Net Realized and Unrealized Gains (Losses)	18
	- Capital Structure	19
	- Computation of Basic and Diluted Earnings Per Share	20

VI.	Other Disclosures
	- Non-GAAP Financial Measures	21 - 23
	- Book Value and Book Value per Common Share	24
	- Glossary	25

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data, and ratios) (Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

					Constant $					Constant $
			% Change		% Change			% Change		% Change
	Three months ended September 30		3Q-14 vs.	Constant $	3Q-14 vs.	Nine months ended September 30		YTD-14 vs.	Constant $	YTD-14 vs.
	2014	2013	3Q-13	2013 (1)	3Q-13 (1)	2014	2013	YTD-13	2013 (1)	YTD-13 (1)
Gross premiums written	$6,264	$6,373	-1.7%	$6,399	-2.1%	$17,644	$17,366	1.6%	$17,273	2.2%
Net premiums written	$4,729	$4,620	2.4%	$4,636	2.0%	$13,473	$12,809	5.2%	$12,733	5.8%
P&C net premiums written (2)	$4,232	$4,141	2.2%	$4,160	1.7%	$11,984	$11,341	5.7%	$11,292	6.1%
Global P&C net premiums written (2)	$3,468	$3,336	4.0%	$3,356	3.4%	$10,638	$9,970	6.7%	$9,922	7.2%
Net premiums earned	$4,754	$4,610	3.1%	$4,624	2.8%	$13,056	$12,250	6.6%	$12,174	7.2%
Net investment income	$566	$522	8.5%			$1,675	$1,587	5.6%
Operating income	$891	$857	3.9%			$2,493	$2,393	4.2%
Net income	$785	$916	-14.2%			$2,298	$2,760	-16.7%
Comprehensive income	$298	$1,030	NM			$2,754	$1,247	NM
Operating cash flow	$1,126	$928				$3,222	$2,736
P&C combined ratio (2)
Loss and loss expense ratio	58.5%	60.7%				58.1%	59.0%
Underwriting and administrative expense ratio	27.8%	25.8%				29.4%	28.5%

Combined ratio	86.3%	86.5%				87.5%	87.5%
Operating return on equity (ROE)	12.6%	13.0%				11.9%	12.3%
ROE	10.4%	13.2%				10.4%	13.2%
Operating effective tax rate (3)	16.9%	14.9%				14.2%	12.4%
Effective tax rate	18.3%	14.4%				14.9%	12.4%
Diluted earnings per share
Operating income	$2.64	$2.49	6.0%			$7.32	$6.95	5.3%
Net income	$2.32	$2.66	-12.8%			$6.75	$8.02	-15.8%

								% Change 3Q-14 vs. 3Q-13	December 31 2013	% Change 3Q-14 vs. 4Q-13
Book value per common share						$90.38	$82.98	8.9%	$84.83	6.5%
Tangible book value per common share						$74.05	$66.91	10.7%	$68.93	7.4%
Tangible book value per common share excluding 2014 acquisition (4)						$74.43	$66.91	11.2%	$68.93	8.0%
Weighted average basic common shares outstanding	334.5	340.9				337.1	340.9
Weighted average diluted common shares outstanding	337.7	343.8				340.4	344.1
Debt plus trust preferred securities/ tangible capital						20.2%	20.9%		20.4%

(1)	Prior periods on a constant dollar basis.
(2)	See non-GAAP financial measures.
(3)	Operating effective tax rate is dependent upon the mix of earnings from different jurisdictions with various tax rates. A change in the geographic mix of earnings would change the effective tax rate. The increase in the operating effective tax rate for the quarter and YTD was primarily due to a lower percentage of operating earnings being generated in lower tax paying jurisdictions.
(4)	For 2014, tangible book value per common share excludes the impact from goodwill and intangibles relating to the acquisition of The Siam Commercial Samaggi Insurance PCL of $127 million.

Financial Highlights	Page 1

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

ACE Limited Consolidated

	3Q-14	2Q-14	1Q-14	4Q-13	3Q-13	YTD 2014	YTD 2013	Full Year 2013
Consolidated Results (Including Corporate) Excluding Life Segment (1)
Gross premiums written	$5,736	$5,480	$4,852	$4,936	$5,863	$16,068	$15,816	$20,752
Net premiums written	4,232	4,061	3,691	3,712	4,141	11,984	11,341	15,053
Net premiums earned	4,265	3,842	3,486	3,882	4,143	11,593	10,826	14,708
Adjusted losses and loss expenses (1)	2,494	2,234	2,012	2,378	2,515	6,740	6,389	8,767
Policy acquisition costs	702	637	617	605	592	1,956	1,696	2,301
Administrative expenses	483	493	467	483	478	1,443	1,385	1,868

Underwriting income	586	478	390	416	558	1,454	1,356	1,772
Net investment income	497	490	489	493	461	1,476	1,400	1,893
Interest expense	66	69	68	67	68	203	193	260
Other income (expense) - operating (2)	(29)	(26)	(23)	(23)	(29)	(78)	(82)	(105)
Income tax expense	169	120	88	81	140	377	309	390

Operating income (including Corporate) excluding Life segment	819	753	700	738	782	2,272	2,172	2,910
Life segment operating income	72	72	77	86	75	221	221	307

Consolidated operating income	891	825	777	824	857	2,493	2,393	3,217
Adjusted net realized gains (losses) (1)	(165)	(81)	(102)	154	41	(348)	351	505
Net realized gains (losses) related to unconsolidated entities	55	36	51	25	22	142	67	92
Income tax expense (benefit) on adjusted net realized gains (losses)	(4)	1	(8)	5	4	(11)	51	56

Consolidated net income	$785	$779	$734	$998	$916	$2,298	$2,760	$3,758

% Change versus prior year period (1)
Net premiums written as reported	2.2%	4.0%	12.0%	18.2%	-2.0%	5.7%	3.5%	6.8%
Net premiums earned as reported	2.9%	7.1%	12.6%	15.5%	-1.0%	7.1%	4.1%	6.9%
Net premiums written constant $	1.7%	4.5%	13.7%	19.8%	-0.9%	6.1%	4.4%	7.8%
Net premiums earned constant $	2.5%	7.4%	14.8%	17.0%	-0.1%	7.6%	4.9%	7.9%
Other ratios
Net premiums written/gross premiums written (1)	74%	74%	76%	75%	71%	75%	72%	73%
Operating effective tax rate	16.9%	13.7%	11.5%	9.2%	14.9%	14.2%	12.4%	11.6%
P&C combined ratio (1)
Loss and loss expense ratio	58.5%	58.2%	57.7%	61.3%	60.7%	58.1%	59.0%	59.6%
Policy acquisition cost ratio	16.5%	16.6%	17.7%	15.6%	14.3%	16.9%	15.7%	15.7%
Administrative expense ratio	11.3%	12.7%	13.4%	12.4%	11.5%	12.5%	12.8%	12.7%

Combined ratio	86.3%	87.5%	88.8%	89.3%	86.5%	87.5%	87.5%	88.0%

Combined ratio excluding catastrophe losses and PPD	89.8%	88.7%	88.9%	91.5%	89.8%	89.2%	89.5%	90.0%
P&C expense ratio	27.8%	29.3%	31.1%	28.0%	25.8%	29.4%	28.5%	28.4%
P&C expense ratio excluding A&H	24.3%	26.0%	27.5%	24.0%	21.9%	25.8%	24.7%	24.5%
Catastrophe reinstatement premiums collected - pre-tax	$1	$—	$—	$1	$2	$1	$2	$3
Catastrophe losses - pre-tax	$87	$80	$53	$37	$80	$220	$193	$230
Favorable prior period development (PPD) - pre-tax (3)	$(232)	$(126)	$(62)	$(122)	$(210)	$(420)	$(408)	$(530)
Loss and loss expense ratio excluding catastrophe losses and PPD	62.2%	59.4%	57.5%	63.5%	64.1%	59.9%	61.1%	61.8%

(1)	See non-GAAP financial measures.
(2)	Excludes portion of net realized investment gains and losses related to unconsolidated entities.
(3)	For Q3 2014, favorable prior period development is net of $34 million of net earned premium adjustments related to the Insurance – North American P&C and Global Reinsurance segments. For YTD 2014, favorable prior period development includes $1 million of favorable net earned premium adjustments related to the Insurance – North American P&C, Insurance – North American Agriculture, and Global Reinsurance segments.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data) (Unaudited)

	September 30 2014	June 30 2014	March 31 2014	December 31 2013
Assets
Fixed maturities available for sale, at fair value	$49,148	$51,601	$49,611	$49,254
Fixed maturities held to maturity, at amortized cost	7,548	5,774	5,887	6,098
Equity securities, at fair value	546	907	851	837
Short-term investments, at fair value	2,753	2,108	2,526	1,763
Other investments	3,259	3,230	3,170	2,976

Total investments	63,254	63,620	62,045	60,928
Cash	806	594	847	579
Securities lending collateral	1,440	1,440	1,550	1,632
Insurance and reinsurance balances receivable	5,189	5,316	4,761	5,026
Reinsurance recoverable on losses and loss expenses	10,945	10,768	10,755	11,227
Deferred policy acquisition costs	2,592	2,562	2,402	2,313
Value of business acquired	491	514	517	536
Prepaid reinsurance premiums	1,711	1,867	1,721	1,675
Goodwill and other intangible assets	5,425	5,522	5,382	5,404
Deferred tax assets	408	234	516	616
Investments in partially-owned insurance companies	495	470	466	470
Other assets	4,801	4,540	4,217	4,104

Total assets	$97,557	$97,447	$95,179	$94,510

Liabilities
Unpaid losses and loss expenses	$37,447	$37,177	$36,866	$37,443
Unearned premiums	8,020	8,296	7,791	7,539
Future policy benefits	4,782	4,778	4,632	4,615
Insurance and reinsurance balances payable	3,804	3,794	3,734	3,628
Securities lending payable	1,441	1,441	1,551	1,633
Accounts payable, accrued expenses, and other liabilities	5,829	5,419	5,218	4,810
Short-term debt	1,851	1,851	1,901	1,901
Long-term debt	4,057	4,057	3,808	3,807
Trust preferred securities	309	309	309	309

Total liabilities	67,540	67,122	65,810	65,685
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	28,409	28,230	27,843	27,673
Accumulated other comprehensive income (AOCI)	1,608	2,095	1,526	1,152

Total shareholders’ equity	30,017	30,325	29,369	28,825

Total liabilities and shareholders’ equity	$97,557	$97,447	$95,179	$94,510

Book value per common share	$90.38	$90.19	$86.90	$84.83
% change over prior quarter	0.2%	3.8%	2.4%	2.2%
Tangible book value per common share	$74.05	$73.77	$70.97	$68.93
% change over prior quarter	0.4%	3.9%	3.0%	3.0%

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Operating Income by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

					Constant $					Constant $
			% Change		% Change			% Change		% Change
			3Q-14 vs.	Constant $	3Q-14 vs.	YTD	YTD	YTD-14 vs.	Constant $	YTD-14 vs.
	3Q-14	3Q-13	3Q-13	3Q-13 (2)	3Q-13 (2)	2014	2013	YTD-13	YTD-13 (2)	YTD-13 (2)
Net premiums written
Property and all other	$1,234	$1,135	8.7%			$4,071	$3,723	9.3%
Casualty	1,546	1,568	-1.4%			4,495	4,288	4.8%

Subtotal	2,780	2,703	2.8%	$2,715	2.4%	8,566	8,011	6.9%	$7,989	7.2%
Agriculture	764	805	-5.2%	805	-5.2%	1,346	1,371	-1.8%	1,371	-1.8%
Personal accident (A&H) (1)	937	879	6.6%	884	6.1%	2,815	2,718	3.6%	2,679	5.1%
Life	248	233	6.5%	232	6.8%	746	709	5.2%	694	7.6%

Total consolidated	$4,729	$4,620	2.4%	$4,636	2.0%	$13,473	$12,809	5.2%	$12,733	5.8%

% of Total Consolidated
Property and all other	26%	25%				30%	29%
Casualty	33%	34%				33%	33%

Subtotal	59%	59%				63%	62%
Agriculture	16%	17%				10%	11%
Personal accident (A&H) (1)	20%	19%				21%	21%
Life	5%	5%				6%	6%

Total consolidated	100%	100%				100%	100%

Net premiums earned
Property and all other	$1,313	$1,218	7.9%			$3,847	$3,443	11.7%
Casualty	1,493	1,430	4.4%			4,515	4,237	6.6%

Subtotal	2,806	2,648	6.0%	$2,658	5.6%	8,362	7,680	8.9%	$7,652	9.3%
Agriculture	766	849	-9.8%	849	-9.8%	1,199	1,252	-4.2%	1,252	-4.2%
Personal accident (A&H) (1)	942	893	5.6%	897	5.1%	2,770	2,647	4.7%	2,612	6.1%
Life	240	220	9.0%	220	9.0%	725	671	8.0%	658	10.1%

Total consolidated	$4,754	$4,610	3.1%	$4,624	2.8%	$13,056	$12,250	6.6%	$12,174	7.2%

% of Total Consolidated
Property and all other	28%	27%				29%	28%
Casualty	31%	31%				35%	35%

Subtotal	59%	58%				64%	63%
Agriculture	16%	18%				9%	10%
Personal accident (A&H) (1)	20%	19%				21%	22%
Life	5%	5%				6%	5%

Total consolidated	100%	100%				100%	100%

Operating income, after-tax
Property, casualty, and all other	$669	$647	3.4%	$652	2.7%	$1,961	$1,835	6.9%	$1,841	6.5%
Agriculture	57	50	13.3%	50	13.3%	51	83	-38.6%	83	-38.6%
Personal accident (A&H) (1)	124	121	2.5%	121	2.5%	363	368	-1.3%	363	0.0%
Life	41	39	4.9%	39	4.9%	118	107	10.1%	107	10.1%

Total consolidated	$891	$857	3.9%	$862	3.3%	$2,493	$2,393	4.2%	$2,394	4.1%

% of Total Consolidated
Property, casualty, and all other	75%	75%				78%	77%
Agriculture	6%	6%				2%	3%
Personal accident (A&H) (1)	14%	14%				15%	15%
Life	5%	5%				5%	5%

Total consolidated	100%	100%				100%	100%

(1)	For purposes of this schedule only, A&H results from our Combined North American and International businesses, normally included in the Life and Insurance – Overseas General segments, respectively, are included in the Personal Accident (A&H) line items above.
(2)	Prior periods on a constant-dollar basis.

Line of Business	Page 4

ACE Limited Global P&C Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Global P&C includes the company’s Insurance – North American P&C segment (refer to page 7), Insurance – Overseas General segment (refer to page 9), Global Reinsurance segment (refer to page 10), and Corporate (not separately disclosed in the Financial Supplement). Global P&C excludes the Insurance – North American Agriculture segment.

Global P&C (Including Corporate)

						YTD	YTD	Full Year
	3Q-14	2Q-14	1Q-14	4Q-13	3Q-13	2014	2013	2013
Gross premiums written	$4,495	$4,879	$4,618	$4,719	$4,417	$13,992	$13,372	$18,091
Net premiums written	3,468	3,673	3,497	3,456	3,336	10,638	9,970	13,426
Net premiums earned	3,499	3,512	3,383	3,456	3,294	10,394	9,574	13,030
Losses and loss expenses	1,853	1,955	1,884	1,925	1,768	5,692	5,317	7,242
Policy acquisition costs	661	614	612	608	560	1,887	1,640	2,248
Administrative expenses	480	492	466	485	473	1,438	1,372	1,857

Underwriting income	505	451	421	438	493	1,377	1,245	1,683
Net investment income	491	484	482	486	455	1,457	1,381	1,867
Interest expense	66	69	68	66	68	203	193	259
Other income (expense)—operating (1)	(22)	(17)	(15)	(15)	(21)	(54)	(58)	(73)
Income tax expense	146	115	95	85	127	356	286	371

Global P&C operating income	762	734	725	758	732	2,221	2,089	2,847
Net realized gains (losses)	(76)	(9)	(26)	—	(3)	(111)	143	143
Net realized gains (losses) related to unconsolidated entities	51	38	53	27	24	142	60	87
Income tax expense (benefit) on net realized gains (losses)	(5)	1	(5)	6	4	(9)	49	55

Global P&C net income	$742	$762	$757	$779	$749	$2,261	$2,243	$3,022

% Change versus prior year period
Net premiums written as reported	4.0%	6.4%	9.9%	13.1%	8.9%	6.7%	8.6%	9.7%
Net premiums earned as reported	6.2%	8.5%	11.2%	11.6%	9.1%	8.6%	8.9%	9.6%
Net premiums written constant $	3.4%	7.0%	11.6%	14.7%	10.6%	7.2%	9.7%	11.0%
Net premiums earned constant $	5.7%	8.8%	13.4%	13.1%	10.5%	9.2%	10.0%	10.8%
Other ratios
Net premiums written/gross premiums written	77%	75%	76%	73%	76%	76%	75%	74%
Combined ratio
Loss and loss expense ratio	52.9%	55.7%	55.7%	55.7%	53.7%	54.8%	55.5%	55.6%
Policy acquisition cost ratio	18.9%	17.5%	18.1%	17.6%	17.0%	18.1%	17.1%	17.3%
Administrative expense ratio	13.8%	13.9%	13.8%	14.1%	14.3%	13.8%	14.4%	14.2%

Combined ratio	85.6%	87.1%	87.6%	87.4%	85.0%	86.7%	87.0%	87.1%

Combined ratio excluding catastrophe losses and PPD	89.8%	88.7%	89.0%	89.9%	88.9%	89.2%	89.2%	89.4%
Expense ratio	32.7%	31.4%	31.9%	31.7%	31.3%	31.9%	31.5%	31.5%
Expense ratio excluding A&H	29.3%	28.2%	28.4%	27.9%	27.6%	28.6%	27.8%	27.9%
Catastrophe reinstatement premiums collected—pre-tax	$1	$—	$—	$1	$2	$1	$2	$3
Catastrophe losses—pre-tax	$85	$71	$52	$35	$78	$208	$188	$223
Favorable prior period development (PPD)—pre-tax (2)	$(229)	$(126)	$(100)	$(122)	$(200)	$(455)	$(395)	$(517)
Loss and loss expense ratio excluding catastrophe losses and PPD	57.5%	57.3%	57.1%	58.3%	57.7%	57.3%	57.8%	58.0%

(1)	Excludes portion of net realized investment gains and losses related to unconsolidated entities.
(2)	For Q3 2014 and YTD 2014, favorable prior period development is net of $34 million of net earned premium adjustments on loss sensitive policies and YTD 2014 is net of $2 million of profit-sharing commissions that are included in the expense ratio.

Global P&C	Page 5

ACE Limited Insurance - North American (in millions of U.S. dollars, except ratios) (Unaudited)

The table below combines the company’s Insurance – North American P&C segment (refer to page 7) and Insurance – North American Agriculture segment (refer to page 8) into total Insurance – North American business presentation for reference purposes only.

Insurance - North American

						YTD	YTD	Full Year
	3Q-14	2Q-14	1Q-14	4Q-13	3Q-13	2014	2013	2013
Gross premiums written	$3,367	$2,948	$2,258	$2,656	$3,581	$8,573	$8,725	$11,381
Net premiums written	2,305	2,023	1,612	1,858	2,305	5,940	5,684	7,542
Net premiums earned	2,284	1,872	1,590	1,937	2,293	5,746	5,462	7,399
Losses and loss expenses (1)	1,694	1,295	1,068	1,438	1,710	4,057	3,863	5,301
Policy acquisition costs	210	175	164	150	191	549	500	650
Administrative expenses	168	176	162	162	158	506	450	612

Underwriting income	212	226	196	187	234	634	649	836
Net investment income	283	271	277	273	260	831	774	1,047
Interest expense	2	2	3	2	3	7	4	6
Other income (expense)—operating	(8)	(4)	(8)	(7)	(11)	(20)	(30)	(37)
Income tax expense	91	94	76	69	88	261	262	331

Operating income	394	397	386	382	392	1,177	1,127	1,509
Net realized gains (losses) (1)	(5)	(11)	(9)	9	10	(25)	65	74
Net realized gains (losses) related to unconsolidated entities	32	19	20	19	16	71	44	63
Income tax expense on net realized gains (losses)	5	2	—	10	5	7	26	36

Net income	$416	$403	$397	$400	$413	$1,216	$1,210	$1,610

Combined ratio
Loss and loss expense ratio	74.1%	69.2%	67.2%	74.2%	74.6%	70.6%	70.7%	71.6%
Policy acquisition cost ratio	9.2%	9.3%	10.3%	7.7%	8.4%	9.5%	9.2%	8.8%
Administrative expense ratio	7.4%	9.4%	10.2%	8.5%	6.8%	8.9%	8.2%	8.3%

Combined ratio	90.7%	87.9%	87.7%	90.4%	89.8%	89.0%	88.1%	88.7%

Combined ratio excluding catastrophe losses and PPD	88.9%	87.6%	87.2%	91.1%	90.1%	88.0%	88.7%	89.3%
Catastrophe reinstatement premiums expensed—pre-tax	$—	$—	$—	$—	$—	$—	$(1)	$(1)
Catastrophe losses—pre-tax	$37	$45	$33	$14	$23	$115	$87	$101
Unfavorable (favorable) prior period development (PPD)—pre-tax	$8	$(39)	$(30)	$(28)	$(29)	$(61)	$(119)	$(147)
Loss and loss expense ratio excluding catastrophe losses and PPD	72.5%	68.9%	66.2%	75.0%	75.0%	69.6%	71.4%	72.4%
% Change versus prior year period
Net premiums written	-0.1%	2.1%	15.5%	22.5%	-9.1%	4.5%	-0.1%	4.6%
Net premiums earned	-0.4%	5.2%	14.4%	20.4%	-7.2%	5.2%	0.9%	5.4%
Other ratios
Net premiums written/gross premiums written	68%	69%	71%	70%	64%	69%	65%	66%

(1)	See non-GAAP financial measures.

Insurance - North American	Page 6

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance - North American P&C

						YTD	YTD	Full Year
	3Q-14	2Q-14	1Q-14	4Q-13	3Q-13	2014	2013	2013
Gross premiums written	$2,126	$2,347	$2,024	$2,439	$2,135	$6,497	$6,281	$8,720
Net premiums written	1,541	1,635	1,418	1,602	1,500	4,594	4,313	5,915
Net premiums earned	1,518	1,542	1,487	1,511	1,444	4,547	4,210	5,721
Losses and loss expenses	1,053	1,016	940	985	963	3,009	2,791	3,776
Policy acquisition costs	169	152	159	153	159	480	444	597
Administrative expenses	165	175	161	164	153	501	437	601

Underwriting income	131	199	227	209	169	557	538	747
Net investment income	277	265	270	266	254	812	755	1,021
Interest expense	2	2	3	1	3	7	4	5
Other income (expense)—operating	(1)	5	—	1	(3)	4	(6)	(5)
Income tax expense	68	89	83	73	75	240	239	312

Operating income	337	378	411	402	342	1,126	1,044	1,446
Net realized gains (losses)	(5)	(11)	(9)	9	9	(25)	63	72
Net realized gains (losses) related to unconsolidated entities	32	19	20	19	16	71	44	63
Income tax expense on net realized gains (losses)	5	2	—	10	4	7	25	35

Net income	$359	$384	$422	$420	$363	$1,165	$1,126	$1,546

Combined ratio
Loss and loss expense ratio	69.3%	66.0%	63.2%	65.2%	66.7%	66.2%	66.3%	66.0%
Policy acquisition cost ratio	11.1%	9.8%	10.7%	10.1%	11.1%	10.5%	10.6%	10.4%
Administrative expense ratio	11.0%	11.3%	10.8%	10.9%	10.5%	11.1%	10.3%	10.5%

Combined ratio	91.4%	87.1%	84.7%	86.2%	88.3%	87.8%	87.2%	86.9%

Combined ratio excluding catastrophe losses and PPD	88.5%	87.3%	87.1%	87.2%	88.3%	87.6%	87.8%	87.6%
Catastrophe reinstatement premiums expensed—pre-tax	$—	$—	$—	$—	$—	$—	$(1)	$(1)
Catastrophe losses—pre-tax	$35	$36	$32	$12	$21	$103	$82	$94
Unfavorable (favorable) prior period development (PPD)—pre-tax (1)	$11	$(39)	$(68)	$(28)	$(19)	$(96)	$(106)	$(134)
Loss and loss expense ratio excluding catastrophe losses and PPD	66.9%	66.2%	65.7%	66.3%	66.9%	66.2%	67.0%	66.8%
% Change versus prior year period
Net premiums written	2.7%	6.9%	10.5%	11.8%	9.3%	6.5%	10.2%	10.6%
Net premiums earned	5.1%	7.9%	11.2%	12.3%	10.6%	8.0%	10.7%	11.1%
Other ratios
Net premiums written/gross premiums written	72%	70%	70%	66%	70%	71%	69%	68%

(1)	For Q3 2014, prior period development includes $63 million of adverse development for legacy environmental liability exposures and $25 million of unfavorable net earned premium adjustments on loss sensitive polices. For YTD 2014, prior period development is also net of $2 million of unfavorable profit-sharing commissions that are included in the expense ratio.

Insurance - North American P&C	Page 7

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance - North American Agriculture

						YTD	YTD	Full Year
	3Q-14	2Q-14	1Q-14	4Q-13	3Q-13	2014	2013	2013
Gross premiums written	$1,241	$601	$234	$217	$1,446	$2,076	$2,444	$2,661
Net premiums written	764	388	194	256	805	1,346	1,371	1,627
Net premiums earned	766	330	103	426	849	1,199	1,252	1,678
Losses and loss expenses (1)	641	279	128	453	747	1,048	1,072	1,525
Policy acquisition costs	41	23	5	(3)	32	69	56	53
Administrative expenses	3	1	1	(2)	5	5	13	11

Underwriting income (loss) (2)	81	27	(31)	(22)	65	77	111	89
Net investment income	6	6	7	7	6	19	19	26
Interest expense	—	—	—	1	—	—	—	1
Other income (expense)—operating	(7)	(9)	(8)	(8)	(8)	(24)	(24)	(32)
Income tax expense (benefit)	23	5	(7)	(4)	13	21	23	19

Operating income (loss)	57	19	(25)	(20)	50	51	83	63
Net realized gains (losses) excluding gains (losses) on crop derivatives (1)	—	—	—	—	1	—	2	2
Net realized gains (losses) related to unconsolidated entities	—	—	—	—	—	—	—	—
Income tax expense on net realized gains (losses)	—	—	—	—	1	—	1	1

Net income (loss)	$57	$19	$(25)	$(20)	$50	$51	$84	$64

Combined ratio
Loss and loss expense ratio	83.7%	84.4%	124.6%	106.3%	88.0%	87.4%	85.6%	90.9%
Policy acquisition cost ratio	5.4%	7.0%	4.5%	-0.5%	3.8%	5.8%	4.4%	3.2%
Administrative expense ratio	0.4%	0.4%	1.2%	-0.6%	0.5%	0.4%	1.1%	0.6%

Combined ratio	89.5%	91.8%	130.3%	105.2%	92.3%	93.6%	91.1%	94.7%

Combined ratio excluding catastrophe losses and PPD	89.6%	89.1%	88.9%	104.8%	93.3%	89.4%	91.8%	95.1%
Catastrophe reinstatement premiums—pre-tax	$—	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses—pre-tax	$2	$9	$1	$2	$2	$12	$5	$7
Unfavorable (favorable) prior period development (PPD)—pre-tax (3)	$(3)	$—	$38	$—	$(10)	$35	$(13)	$(13)
Loss and loss expense ratio excluding catastrophe losses and PPD	83.8%	81.8%	78.3%	105.8%	88.9%	82.9%	86.3%	91.3%
% Change versus prior year period
Net premiums written	-5.2%	-14.2%	72.1%	203.6%	-30.8%	-1.8%	-22.8%	-12.5%
Net premiums earned	-9.8%	-5.7%	96.8%	62.3%	-27.2%	-4.2%	-22.2%	-10.4%
Other ratios
Net premiums written/gross premiums written	62%	65%	83%	118%	56%	65%	56%	61%

(1)	(Gains) losses on crop derivatives are reclassified from Net realized gains (losses) for this presentation.
(2)	We assess the performance of our Insurance – North American Agriculture segment based on underwriting income which includes (gains) losses on crop derivatives.
(3)	For YTD 2014, unfavorable prior period development is net of $35 million of favorable net earned premium adjustments and $1 million of favorable profit-sharing commissions.

Insurance - North American Agriculture	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance - Overseas General

						YTD	YTD	Full Year
	3Q-14	2Q-14	1Q-14	4Q-13	3Q-13	2014	2013	2013
Gross premiums written	$2,156	$2,224	$2,261	$2,126	$2,018	$6,641	$6,188	$8,314
Net premiums written	1,719	1,760	1,771	1,699	1,571	5,250	4,821	6,520
Net premiums earned	1,726	1,709	1,612	1,700	1,611	5,047	4,633	6,333
Losses and loss expenses	707	830	817	835	712	2,354	2,227	3,062
Policy acquisition costs	418	402	386	405	349	1,206	1,048	1,453
Administrative expenses	258	256	250	258	263	764	750	1,008

Underwriting income	343	221	159	202	287	723	608	810
Net investment income	130	136	132	143	128	398	396	539
Interest expense	2	1	1	1	1	4	4	5
Other income (expense)—operating	(15)	(17)	(9)	(13)	(16)	(41)	(35)	(48)
Income tax expense	108	57	42	52	78	207	150	202

Operating income	348	282	239	279	320	869	815	1,094
Net realized gains (losses)	(75)	14	(10)	(16)	(8)	(71)	34	18
Net realized gains (losses) related to unconsolidated entities	9	9	15	4	2	33	5	9
Income tax expense (benefit) on net realized gains (losses)	(11)	(2)	(5)	(4)	—	(18)	24	20

Net income	$293	$307	$249	$271	$314	$849	$830	$1,101

Combined ratio
Loss and loss expense ratio	40.9%	48.6%	50.7%	49.2%	44.2%	46.6%	48.1%	48.4%
Policy acquisition cost ratio (1)	24.3%	23.5%	23.9%	23.8%	21.6%	23.9%	22.6%	22.9%
Administrative expense ratio	14.9%	15.0%	15.5%	15.1%	16.4%	15.2%	16.2%	15.9%

Combined ratio	80.1%	87.1%	90.1%	88.1%	82.2%	85.7%	86.9%	87.2%

Combined ratio excluding catastrophe losses and PPD	90.5%	89.3%	90.5%	91.6%	89.4%	90.1%	90.2%	90.5%
Catastrophe reinstatement premiums—pre-tax	$—	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses—pre-tax	$39	$26	$17	$17	$33	$82	$71	$88
Favorable prior period development (PPD)—pre-tax (2)	$(219)	$(63)	$(23)	$(76)	$(149)	$(305)	$(223)	$(299)
Loss and loss expense ratio excluding catastrophe losses and PPD	51.3%	50.8%	51.1%	52.6%	51.4%	51.1%	51.3%	51.7%
% Change versus prior year period
Net premiums written as reported	9.4%	8.0%	9.3%	15.1%	13.5%	8.9%	9.9%	11.2%
Net premiums earned as reported	7.2%	9.4%	10.4%	13.5%	12.5%	9.0%	9.2%	10.3%
Net premiums written constant $	8.1%	8.8%	12.3%	18.2%	17.4%	9.7%	12.2%	13.7%
Net premiums earned constant $	6.0%	9.8%	14.6%	16.5%	15.4%	9.9%	11.4%	12.7%
Other ratios
Net premiums written/gross premiums written	80%	79%	78%	80%	78%	79%	78%	78%

(1)	The increase in the Q3 2014 policy acquisition cost ratio over the third quarter of last year was primarily due to a 2.1 point favorable impact in the prior year quarter for purchase accounting adjustments related to the Mexican acquisitions.
(2)	For Q3 2014, prior period development includes the favorable impact from the release of $52 million for an older liability case.

Insurance - Overseas General	Page 9

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Global Reinsurance

						YTD	YTD	Full Year
	3Q-14	2Q-14	1Q-14	4Q-13	3Q-13	2014	2013	2013
Gross premiums written	$213	$308	$333	$154	$264	$854	$903	$1,057
Net premiums written	208	278	308	155	265	794	836	991
Net premiums earned	255	261	284	245	239	800	731	976
Losses and loss expenses	92	109	126	104	93	327	292	396
Policy acquisition costs	74	60	67	49	52	201	148	197
Administrative expenses	13	14	14	14	12	41	36	50

Underwriting income	76	78	77	78	82	231	255	333
Net investment income	81	80	77	71	66	238	209	280
Interest expense	1	2	1	1	2	4	4	5
Other income (expense)—operating	—	—	1	2	1	1	2	4
Income tax expense	11	10	10	5	16	31	31	36

Operating income	145	146	144	145	131	435	431	576
Net realized gains (losses)	6	(15)	(8)	7	(5)	(17)	46	53
Net realized gains (losses) related to unconsolidated entities	10	10	18	4	6	38	11	15
Income tax expense on net realized gains (losses)	—	—	—	—	—	—	—	—

Net income	$161	$141	$154	$156	$132	$456	$488	$644

Combined ratio
Loss and loss expense ratio	36.2%	41.7%	44.4%	42.5%	38.9%	40.9%	39.9%	40.5%
Policy acquisition cost ratio	28.8%	23.1%	23.5%	20.4%	21.7%	25.0%	20.2%	20.3%
Administrative expense ratio	5.2%	5.1%	5.0%	5.5%	5.2%	5.2%	5.0%	5.1%

Combined ratio	70.2%	69.9%	72.9%	68.4%	65.8%	71.1%	65.1%	65.9%

Combined ratio excluding catastrophe losses and PPD	75.7%	75.4%	75.1%	73.6%	71.0%	75.4%	70.0%	70.9%
Catastrophe reinstatement premiums collected—pre-tax	$1	$—	$—	$1	$2	$1	$3	$4
Catastrophe losses—pre-tax	$11	$9	$3	$6	$24	$23	$35	$41
Favorable prior period development (PPD)—pre-tax (1)	$(21)	$(24)	$(9)	$(18)	$(32)	$(54)	$(66)	$(84)
Loss and loss expense ratio excluding catastrophe losses and PPD	42.8%	47.2%	46.5%	47.7%	44.6%	45.5%	44.9%	45.6%
% Change versus prior year period
Net premiums written as reported	-21.2%	-4.9%	10.3%	5.5%	-13.6%	-5.0%	-4.8%	-3.3%
Net premiums earned as reported	6.3%	6.1%	15.5%	-3.7%	-15.0%	9.3%	-2.3%	-2.6%
Net premiums written constant $	-21.8%	-5.0%	10.5%	5.3%	-13.5%	-5.2%	-4.7%	-3.3%
Net premiums earned constant $	5.7%	5.5%	15.4%	-3.6%	-14.9%	8.9%	-2.1%	-2.5%
Other ratios
Net premiums written/gross premiums written	98%	90%	92%	101%	100%	93%	93%	94%

(1)	For Q3 2014 and YTD 2014, favorable prior period development is net of $9 million of net earned premium adjustments on loss sensitive policies.

Global Reinsurance	Page 10

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

						YTD	YTD	Full Year
	3Q-14	2Q-14	1Q-14	4Q-13	3Q-13	2014	2013	2013
Gross premiums written	$528	$526	$522	$526	$510	$1,576	$1,550	$2,076
Net premiums written	497	498	494	504	479	1,489	1,468	1,972
Net premiums earned	489	490	484	481	467	1,463	1,424	1,905
Losses and loss expenses	145	146	151	139	141	442	443	582
Policy benefits (1)	125	144	114	136	138	383	379	515
(Gains) losses from fair value changes in separate account assets (1)	6	(17)	6	(9)	(14)	(5)	(7)	(16)
Policy acquisition costs	123	121	111	97	86	355	261	358
Administrative expenses	71	73	68	87	85	212	256	343
Net investment income	69	66	64	64	61	199	187	251

Life underwriting income (2)	88	89	98	95	92	275	279	374
Interest expense	4	3	3	3	4	10	12	15
Other income (expense) - operating (1)	(1)	(2)	(5)	(4)	(2)	(8)	(14)	(18)
Income tax expense	11	12	13	2	11	36	32	34

Operating income	72	72	77	86	75	221	221	307
Net realized gains (losses):
Mark-to-market on guaranteed living benefits derivative (net of related hedges)	(95)	(70)	(67)	149	39	(232)	150	299
Foreign exchange gains (losses) and all other	6	(2)	(9)	5	4	(5)	56	61
Net realized gains (losses) related to unconsolidated entities	4	(2)	(2)	(2)	(2)	—	7	5
Income tax expense (benefit) on net realized gains (losses)	1	—	(3)	(1)	(1)	(2)	1	—

Net income (loss)	$(14)	$(2)	$2	$239	$117	$(14)	$433	$672

% Change versus prior year period
Net premiums written as reported	3.8%	2.2%	-1.6%	-2.6%	-1.9%	1.4%	0.4%	-0.4%
Net premiums earned as reported	4.8%	2.2%	1.3%	-1.5%	-2.7%	2.8%	-0.2%	-0.6%
Net premiums written constant $ (3)	4.4%	4.4%	1.1%	-1.4%	-1.0%	3.3%	0.7%	0.2%
Net premiums earned constant $	5.4%	4.2%	4.0%	-0.4%	-1.9%	4.5%	0.0%	-0.1%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP are reclassified from Other income (expense) for purposes of presenting Life underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life business based on Life underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.
(3)	Net premiums written and deposits breakdown:

			Constant $			Constant $
			% Change			% Change
		Constant $	3Q-14 vs.		Constant $	YTD-14 vs.
	3Q-14	3Q-13	3Q-13	YTD-14	YTD-2013	YTD-13
Life excluding life reinsurance (4)	$677	$591	14.5%	$2,021	$1,826	10.6%
Life reinsurance including variable annuity	66	70	-6.2%	198	216	-8.2%

Total Life	$743	$661	12.3%	$2,219	$2,042	8.6%

(4)	Includes deposits collected on universal life and investment contracts of $246 million for Q3 2014 and $186 million for Q3 2013 on a constant-dollar basis. For the year-to-date period, includes deposits of $730 million for 2014 and $601 million for 2013 on a constant-dollar basis. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life	Page 11

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars, except ratios) (Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2012	$37,946	$11,399	$26,547
Losses and loss expenses incurred	2,483	557	1,926
Losses and loss expenses paid	(2,987)	(932)	(2,055)	107%
Other (incl. foreign exch. revaluation)	(360)	(106)	(254)

Balance at March 31, 2013	$37,082	$10,918	$26,164
Losses and loss expenses incurred	3,007	757	2,250
Losses and loss expenses paid	(2,797)	(941)	(1,856)	83%
Other (incl. foreign exch. revaluation)	51	4	47

Balance at June 30, 2013	$37,343	$10,738	$26,605
Losses and loss expenses incurred	3,617	962	2,655
Losses and loss expenses paid	(3,285)	(942)	(2,343)	88%
Other (incl. foreign exch. revaluation)	207	61	146

Balance at September 30, 2013	$37,882	$10,819	$27,063
Losses and loss expenses incurred	3,322	805	2,517
Losses and loss expenses paid	(3,716)	(993)	(2,723)	108%
Other (incl. foreign exch. revaluation)	(45)	(19)	(26)

Balance at December 31, 2013	$37,443	$10,612	$26,831
Losses and loss expenses incurred	2,462	301	2,161
Losses and loss expenses paid	(3,059)	(762)	(2,297)	106%
Other (incl. foreign exch. revaluation)	20	16	4

Balance at March 31, 2014	$36,866	$10,167	$26,699
Losses and loss expenses incurred	3,004	616	2,388
Losses and loss expenses paid	(2,878)	(729)	(2,149)	90%
Other (incl. foreign exch. revaluation)	185	56	129

Balance at June 30, 2014	$37,177	$10,110	$27,067
Losses and loss expenses incurred	3,840	1,156	2,684
Losses and loss expenses paid	(3,165)	(810)	(2,355)	88%
Other (incl. foreign exch. revaluation)	(405)	(120)	(285)

Balance at September 30, 2014	$37,447	$10,336	$27,111

Add net recoverable on paid losses	—	609	(609)

Balance including net recoverable on paid losses	$37,447	$10,945	$26,502

Loss Reserve Rollforward	Page 12

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	September 30	June 30	March 31	December 31
	2014	2014	2014	2013
Reinsurance recoverable on paid losses and loss expenses
Active operations	$380	$418	$351	$376
Brandywine and Other Run-off	342	353	357	356

Total	$722	$771	$708	$732

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$9,460	$9,193	$9,184	$9,576
Brandywine and Other Run-off	1,142	1,192	1,249	1,309

Total	$10,602	$10,385	$10,433	$10,885

Gross reinsurance recoverable
Active operations	$9,840	$9,611	$9,535	$9,952
Brandywine and Other Run-off	1,484	1,545	1,606	1,665

Total	$11,324	$11,156	$11,141	$11,617

Provision for uncollectible reinsurance (1)
Active operations	$(251)	$(251)	$(249)	$(251)
Brandywine and Other Run-off	(128)	(137)	(137)	(139)

Total	$(379)	$(388)	$(386)	$(390)

Net reinsurance recoverable
Active operations	$9,589	$9,360	$9,286	$9,701
Brandywine and Other Run-off	1,356	1,408	1,469	1,526

Total	$10,945	$10,768	$10,755	$11,227

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance recoverables, net of approximately $2.4 billion of collateral.

Reinsurance Recoverable	Page 13

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	September 30 2014		June 30 2014		March 31 2014		December 31 2013
Market Value
Fixed maturities available for sale (1)	$49,148		$51,601		$49,611		$49,254
Fixed maturities held to maturity (1)	7,763		6,015		6,080		6,263
Short-term investments	2,753		2,108		2,526		1,763

Total fixed maturities	$59,664		$59,724		$58,217		$57,280

Asset Allocation by Market Value
Treasury	$2,223	4%	$2,386	4%	$2,411	4%	$2,327	4%
Agency	1,272	2%	1,278	2%	1,349	2%	1,454	3%
Corporate and asset-backed	19,863	33%	19,959	33%	19,650	34%	19,475	34%
Mortgage-backed	12,454	21%	12,659	21%	12,277	21%	12,273	21%
Municipal	4,890	8%	4,872	8%	4,599	8%	4,500	8%
Non-U.S.	16,209	27%	16,462	28%	15,405	27%	15,488	27%
Short-term investments	2,753	5%	2,108	4%	2,526	4%	1,763	3%

Total fixed maturities	$59,664	100%	$59,724	100%	$58,217	100%	$57,280	100%

Credit Quality by Market Value
AAA	$9,105	15%	$9,073	15%	$9,410	16%	$8,677	15%
AA	21,783	37%	22,470	38%	21,652	37%	21,520	38%
A	11,640	19%	11,400	19%	11,112	19%	11,168	19%
BBB	8,397	14%	7,996	13%	7,306	12%	7,193	12%
BB	4,607	8%	4,435	7%	4,451	8%	4,418	8%
B	3,939	7%	4,126	7%	3,965	7%	3,940	7%
Other	193	0%	224	1%	321	1%	364	1%

Total fixed maturities	$59,664	100%	$59,724	100%	$58,217	100%	$57,280	100%

Cost/Amortized Cost
Fixed maturities available for sale (1)	$47,688		$49,719		$48,282		$48,406
Fixed maturities held to maturity (1)	7,548		5,774		5,887		6,098
Short-term investments	2,753		2,108		2,526		1,763

Subtotal fixed maturities	57,989		57,601		56,695		56,267
Equity securities	480		874		845		841
Other investments	2,910		2,876		2,823		2,671

Total investment portfolio	$61,379		$61,351		$60,363		$59,779

Avg. duration of fixed maturities	4.1 years		4.0 years		4.0 years		4.0 years
Avg. market yield of fixed maturities	2.8%		2.6%		2.8%		3.0%
Avg. credit quality	A/Aa		A/Aa		A/Aa		A/Aa
Avg. yield on invested assets	3.7%		3.7%		3.7%		3.8%

(1)	As part of our fixed income diversification strategy, we have decided to hold to maturity certain previously classified available for sale securities. Because ACE has the intent to hold these securities to maturity, a transfer of such securities with a fair value of $2.0 billion was made in Q3 2014, from Fixed maturities available for sale to Fixed maturities held to maturity.

Investments	Page 14

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at September 30, 2014
Agency residential mortgage-backed (RMBS)	$—	$10,303	$—	$—	$—	$10,303
Non-agency RMBS	44	6	19	13	17	99
Commercial mortgage-backed	2,023	14	12	3	—	2,052

Total mortgage-backed securities at market value	$2,067	$10,323	$31	$16	$17	$12,454

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at September 30, 2014

	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Asset-backed	$438	$86	$—	$—	$524
Banks	—	1	2,177	306	2,484
Basic Materials	—	3	79	353	435
Communications	—	51	491	842	1,384
Consumer, Cyclical	—	96	341	455	892
Consumer, Non-Cyclical	53	579	981	709	2,322
Diversified Financial Services	—	78	258	95	431
Energy	31	35	192	791	1,049
Industrial	—	347	381	340	1,068
Utilities	—	11	609	461	1,081
All Others	56	130	570	574	1,330

Total	$578	$1,417	$6,079	$4,926	$13,000

Market Value at September 30, 2014

	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total
Asset-backed	$—	$3	$12	$15
Banks	1	4	1	6
Basic Materials	151	135	—	286
Communications	517	511	5	1,033
Consumer, Cyclical	436	585	26	1,047
Consumer, Non-Cyclical	552	877	35	1,464
Diversified Financial Services	123	86	4	213
Energy	739	313	28	1,080
Industrial	358	380	9	747
Utilities	257	27	—	284
All Others	359	317	12	688

Total	$3,493	$3,238	$132	$6,863

Investments 2	Page 15

ACE Limited Investment Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

Non-U.S. Fixed Income Portfolio

September 30, 2014

Non-U.S. Government Securities

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$991	$—	$—	$—	$—	$991
Republic of Korea	—	744	51	—	—	795
Canada	541	—	—	—	—	541
United Mexican States	—	2	383	132	—	517
Kingdom of Thailand	—	—	404	—	—	404
Province of Ontario	—	385	—	—	—	385
Federative Republic of Brazil	—	—	—	279	—	279
Province of Quebec	—	—	261	—	—	261
Japan	—	254	—	—	—	254
France	—	221	—	—	—	221
Other Non-U.S. Government Securities	865	839	314	355	464	2,837

Total	$2,397	$2,445	$1,413	$766	$464	$7,485

Non-U.S. Corporate Securities
	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$135	$56	$803	$384	$206	$1,584
Canada	127	119	308	389	164	1,107
Australia	88	111	267	107	64	637
United States	2	116	98	223	180	619
France	49	52	219	143	95	558
Netherlands	31	250	122	94	26	523
Germany	136	21	134	100	30	421
Switzerland	48	16	73	119	53	309
Euro Supranational	230	46	—	—	—	276
Brazil	—	—	55	175	30	260
Other Non-U.S. Corporate Securities	122	403	946	540	419	2,430

Total	$968	$1,190	$3,025	$2,274	$1,267	$8,724

Non-U.S. Corporate Investment Portfolio

Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 16

ACE Limited Investment Portfolio - 4 (in millions of U.S. dollars) (Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	September 30, 2014	Market Value	Rating
1	JP Morgan Chase & Co	$451	A
2	General Electric Co	420	AA+
3	Goldman Sachs Group Inc	353	A-
4	Verizon Communications Inc	270	BBB+
5	Wells Fargo & Co	264	A+
6	HSBC Holdings Plc	258	A+
7	Morgan Stanley	252	A-
8	Bank of America Corp	233	A-
9	AT&T Inc	218	A-
10	Citigroup Inc	210	A-

Investments 4	Page 17

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended September 30, 2014			Nine months ended September 30, 2014
	Net Realized	Net Unrealized		Net Realized	Net Unrealized
	Gains	Gains	Net	Gains	Gains	Net
	(Losses) (1)	(Losses)	Impact	(Losses) (1)	(Losses)	Impact
Fixed maturities	$18	$(361)	$(343)	$49	$638	$687
Fixed income derivatives	(13)	—	(13)	(53)	—	(53)

Total fixed maturities	5	(361)	(356)	(4)	638	634

Public equity	(56)	36	(20)	(60)	70	10
Private equity	51	(5)	46	143	43	186

Total equity	(5)	31	26	83	113	196

Mark-to-market losses from derivative transactions (2)	(95)	—	(95)	(231)	—	(231)
Foreign exchange losses (2)	(19)	—	(19)	(42)	—	(42)
Other	—	—	—	(8)	—	(8)
Partially-owned entities (3)	4	(7)	(3)	(4)	(7)	(11)
Income tax expense (benefit)	(4)	(47)	(51)	(11)	161	150

Net gains (losses)	$(106)	$(290)	$(396)	$(195)	$583	$388

(1)	Other-than-temporary impairments for the quarter includes $4 million for fixed maturities. Year to date other-than-temporary impairments includes $17 million for fixed maturities, $3 million for private equity, and $7 million for public equity.
(2)	Includes $95 million of realized losses from variable annuity reinsurance for the quarter which comprises $80 million in mark-to-market losses from derivative transactions and $15 million of losses on applicable hedges. The variable annuity reinsurance foreign exchange gains for the quarter were $4 million. For the year, the $232 million of realized losses from variable annuity reinsurance comprises $126 million in mark-to-market losses from derivative transactions and $106 million of losses on applicable hedges. The variable annuity reinsurance foreign exchange gains for the year were $2 million.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

	Three months ended September 30, 2013			Nine months ended September 30, 2013
	Net Realized	Net Unrealized		Net Realized	Net Unrealized
	Gains	Gains	Net	Gains	Gains	Net
	(Losses) (4)	(Losses)	Impact	(Losses) (4)	(Losses)	Impact
Fixed maturities	$17	$(4)	$13	$84	$(1,661)	$(1,577)
Fixed income derivatives	4	—	4	62	—	62

Total fixed maturities	21	(4)	17	146	(1,661)	(1,515)

Public equity	7	2	9	13	(41)	(28)
Private equity	27	(6)	21	63	34	97

Total equity	34	(4)	30	76	(7)	69

Mark-to-market gains from derivative transactions (5)	39	—	39	149	—	149
Foreign exchange gains (losses) (5)	(26)	—	(26)	45	—	45
Other	—	—	—	—	1	1
Partially-owned entities (6)	(5)	—	(5)	2	—	2
Income tax expense (benefit)	4	(9)	(5)	51	(353)	(302)

Net gains (losses)	$59	$1	$60	$367	$(1,314)	$(947)

(4)	Other-than-temporary impairments for the quarter includes $4 million for fixed maturities. Year to date other-than-temporary impairments includes $11 million of fixed maturities, $2 million for private equity, and $1 million for public equity.
(5)	Includes $39 million of realized gains from variable annuity reinsurance for the quarter which comprises $134 million in mark-to-market gains from derivative transactions, net of $95 million of losses on applicable hedges. The variable annuity reinsurance foreign exchange gains for the quarter were $4 million. For the year, the $150 million of realized gains from variable annuity reinsurance comprises $563 million in mark-to-market gains from derivative transactions, net of $413 million losses on applicable hedges. The variable annuity reinsurance foreign exchange gains for the year were $45 million.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Investment Gains (Losses)	Page 18

ACE Limited Capital Structure (in millions of U.S. dollars, except ratios) (Unaudited)

	September 30	June 30	March 31	December 31	December 31
	2014	2014	2014	2013	2012
Total short-term debt (1)	$1,851	$1,851	$1,901	$1,901	$1,401
Total long-term debt	4,057	4,057	3,808	3,807	3,360

Total debt	$5,908	$5,908	$5,709	$5,708	$4,761

Total trust preferred securities	$309	$309	$309	$309	$309

Total shareholders’ equity	$30,017	$30,325	$29,369	$28,825	$27,531

Total capitalization	$36,234	$36,542	$35,387	$34,842	$32,601
Tangible capital (2)	$30,809	$31,020	$30,005	$29,438	$27,626
Leverage ratios
Debt/ total capitalization	16.3%	16.2%	16.1%	16.4%	14.6%
Debt plus trust preferred securities/ total capitalization	17.2%	17.0%	17.0%	17.3%	15.6%
Debt/ tangible capital	19.2%	19.0%	19.0%	19.4%	17.2%
Debt plus trust preferred securities/ tangible capital	20.2%	20.0%	20.1%	20.4%	18.4%

Note: As of September 30, 2014, there was $0.6 billion usage of credit facilities on a total commitment of $1.4 billion.

(1)	Repurchase agreements in the amount of $850 million matured during the quarter, and there were new repurchase agreements in the amount of $850 million.
(2)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

Capital Structure	Page 19

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended September 30		Nine months ended September 30
	2014	2013	2014	2013
Numerator
Operating income to common shares	$891	$857	$2,493	$2,393
Adjusted net realized gains (losses), net of income tax	(106)	59	(195)	367

Net income	$785	$916	$2,298	$2,760

Rollforward of Common Shares Outstanding
Shares - beginning of period	336,225,589	340,086,269	339,793,935	340,321,534
Repurchase of shares (1)	(4,349,302)	(238,544)	(10,143,184)	(2,701,620)
Shares issued (cancelled), excluding option exercises	(41,637)	2,292	1,270,038	1,067,273
Issued for option exercises	276,907	219,955	1,190,768	1,382,785

Shares - end of period	332,111,557	340,069,972	332,111,557	340,069,972

Denominator
Weighted average shares outstanding	334,472,324	340,888,648	337,083,498	340,905,322
Effect of other dilutive securities	3,201,656	2,929,089	3,298,569	3,146,728

Adj. wtd. avg. shares outstanding and assumed conversions	337,673,980	343,817,737	340,382,067	344,052,050

Basic earnings per share
Operating income	$2.66	$2.51	$7.40	$7.02
Adjusted net realized gains (losses), net of income tax	(0.31)	0.17	(0.58)	1.07

Net income	$2.35	$2.68	$6.82	$8.09

Diluted earnings per share
Operating income	$2.64	$2.49	$7.32	$6.95
Adjusted net realized gains (losses), net of income tax	(0.32)	0.17	(0.57)	1.07

Net income	$2.32	$2.66	$6.75	$8.02

(1)	For the period October 1, 2014 through October 20, 2014 we repurchased 490 thousand shares totaling $51 million, pursuant to a plan adopted under SEC Rule 10b5-1 and in accordance with the provisions of SEC Rule 10b-18.

Earnings per share	Page 20

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

We provide financial measures such as gross premiums written, net premiums written, net premiums earned, and operating income on a constant-dollar basis. We believe it is useful to evaluate the trends in these measures exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Adjusted net realized gains (losses) is a non-GAAP financial measure that excludes realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations and therefore realized gains and losses from these derivatives are reclassified to Adjusted losses and loss expenses (a non-GAAP financial measure). Adjusted losses and loss expenses include gains and losses on crop derivatives. P&C loss and loss expense ratio and P&C combined ratio (both non-GAAP financial measures) include adjusted losses and loss expenses in the ratio numerator. A reconciliation of GAAP combined ratio to P&C combined ratio is provided on page 23.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses). P&C underwriting income is a non-GAAP financial measure which includes Adjusted losses and loss expenses. Insurance – North American Agriculture underwriting income includes gains (losses) on crop derivatives. Life underwriting income includes net investment income and gains (losses) from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

Operating income or income excluding adjusted net realized gains (losses), net of tax, is a common performance measurement for insurance companies and non-GAAP financial measure. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Operating income or income excluding adjusted net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

Other income (expense) – operating is a non-GAAP financial measure and excludes the portion of net realized gains and losses related to unconsolidated entities from other income (expense). These gains and losses are reported as Net realized gains (losses) and represent the non-operating activities of entities where we hold more than an insignificant percentage of the investee’s shares. We exclude these gains and losses from other income (expense) to enhance the understanding of our core results of operations as they are heavily influenced by, and fluctuate in part according to market conditions. A reconciliation of Consolidated Other income (expense) on a GAAP basis to Consolidated Other income (expense) - operating is provided on page 23.

P&C combined ratio excluding catastrophe losses and prior period development (PPD) is a non-GAAP financial measure. The ratio numerator includes adjusted losses and loss expenses, policy acquisition costs, and administrative expenses adjusted to exclude catastrophe losses and PPD. The ratio denominator includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected and net earned premium adjustments on loss sensitive policies. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

P&C loss and loss expense ratio excluding the impact of catastrophe losses and PPD is a non-GAAP financial measure. The loss ratio numerator includes adjusted losses and loss expenses adjusted to exclude catastrophe losses and PPD. The loss ratio denominator includes Net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating this ratio. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

P&C expense ratio excluding accident and health (A&H) is a non-GAAP financial measure and excludes the impact of our A&H business from our consolidated expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics are non-GAAP financial measures and comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life and Insurance – North American Agriculture segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the Insurance – North American Agriculture and Life segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Life net premiums written and deposits collected, excluding life reinsurance, is a non-GAAP financial measure. Deposits collected on universal life and investment contracts (life deposits) are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our Life business because new life deposits are an important component of production and key to our efforts to grow our business. However, we exclude results associated with life reinsurance as there is no new life reinsurance business currently being written.

Operating return on equity (ROE) or ROE calculated using operating income is an annualized non-GAAP financial measure and is calculated as operating income divided by average shareholders’ equity, as adjusted, for the period. To annualize a quarterly rate, multiply by four. Operating ROE is a useful measure as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

Operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on adjusted net realized gains (losses). The denominator excludes adjusted net realized gains (losses), before tax. We exclude adjusted net realized gains (losses) and the related tax impact because these amounts are heavily influenced by, and fluctuate in part according to, the availability of market opportunities. Operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

Tangible book value per common share is a non-GAAP financial measure and is shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. A reconciliation of tangible book value per share is provided on page 24. Tangible book value per common share excluding 2014 acquisition is shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding. The numerator adds back the goodwill and other intangible assets related to the 2014 acquisition of The Siam Commercial Samaggi Insurance PCL in order to adjust for the distortive effect of acquisitions.

Reconciliation Non-GAAP	Page 21

ACE Limited Non-GAAP Financial Measures - 2 (in millions of U.S. dollars, except ratios) (Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Operating income

Operating income is a common performance measure for insurance companies and is presented throughout this report.

The following table presents the reconciliation of Net income to Operating income:

						YTD	YTD	Full Year
	3Q-14	2Q-14	1Q-14	4Q-13	3Q-13	2014	2013	2013
Net income, as reported	$785	$779	$734	$998	$916	$2,298	$2,760	$3,758
Adjusted net realized gains (losses)	(165)	(81)	(102)	154	41	(348)	351	505
Net realized gains (losses) related to unconsolidated entities (1)	55	36	51	25	22	142	67	92
Income tax expense (benefit) on adjusted net realized gains (losses)	(4)	1	(8)	5	4	(11)	51	56

Operating income	$891	$825	$777	$824	$857	$2,493	$2,393	$3,217

(1)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

The following table presents the Operating income (loss) of each segment and Corporate:

						YTD	YTD	Full Year
	3Q-14	2Q-14	1Q-14	4Q-13	3Q-13	2014	2013	2013
Insurance – North American P&C	$337	$378	$411	$402	$342	$1,126	$1,044	$1,446
Insurance – Overseas General	348	282	239	279	320	869	815	1,094
Global Reinsurance	145	146	144	145	131	435	431	576
Corporate	(68)	(72)	(69)	(68)	(61)	(209)	(201)	(269)

Global P&C (including Corporate)	762	734	725	758	732	2,221	2,089	2,847
Insurance – North American Agriculture	57	19	(25)	(20)	50	51	83	63

Consolidated Results (including Corporate) Excluding Life Segment	819	753	700	738	782	2,272	2,172	2,910
Life	72	72	77	86	75	221	221	307

Consolidated operating income	$891	$825	$777	$824	$857	$2,493	$2,393	$3,217

Operating ROE

The following table presents the reconciliation of ROE to Operating ROE:

			YTD	YTD	Full Year
	3Q-14	3Q-13	2014	2013	2013
Net income	$785	$916	$2,298	$2,760	$3,758
Operating income	$891	$857	$2,493	$2,393	$3,217
Equity - beginning of period, as reported	$30,325	$27,295	$28,825	$27,531	$27,531
Less: unrealized gains (losses) on investments, net of deferred tax	2,047	1,318	1,174	2,633	2,633

Equity - beginning of period, as adjusted	$28,278	$25,977	$27,651	$24,898	$24,898

Equity - end of period, as reported	$30,017	$28,218	$30,017	$28,218	$28,825
Less: unrealized gains (losses) on investments, net of deferred tax	1,757	1,319	1,757	1,319	1,174

Equity - end of period, as adjusted	$28,260	$26,899	$28,260	$26,899	$27,651

Average equity, as reported	$30,171	$27,757	$29,421	$27,875	$28,178
Average equity, as adjusted	$28,269	$26,438	$27,956	$25,899	$26,275
Operating ROE	12.6%	13.0%	11.9%	12.3%	12.2%
ROE	10.4%	13.2%	10.4%	13.2%	13.3%

Reconciliation Non-GAAP 2	Page 22

ACE Limited Non-GAAP Financial Measures - 3 (in millions of U.S. dollars, except ratios) (Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Operating effective tax rate

The following table presents the reconciliation of effective tax rate to the operating effective tax rate:

						YTD	YTD	Full Year
	3Q-14	2Q-14	1Q-14	4Q-13	3Q-13	2014	2013	2013
Tax expense, as reported	$176	$133	$93	$88	$155	$402	$392	$480
Tax expense (benefit) on adjusted net realized gains (losses)	(4)	1	(8)	5	4	(11)	51	56

Tax expense, adjusted	$180	$132	$101	$83	$151	$413	$341	$424

Income before tax, as reported	$961	$912	$827	$1,086	$1,071	$2,700	$3,152	$4,238
Less: adjusted realized gains (losses)	(165)	(81)	(102)	154	41	(348)	351	505
Less: realized gains (losses) related to unconsolidated entities	55	36	51	25	22	142	67	92

Operating income before tax	$1,071	$957	$878	$907	$1,008	$2,906	$2,734	$3,641

Effective tax rate	18.3%	14.6%	11.3%	8.1%	14.4%	14.9%	12.4%	11.3%
Adjustment for tax impact of adjusted net realized gains (losses)	-1.4%	-0.9%	0.2%	1.1%	0.5%	-0.7%	0.0%	0.3%

Operating effective tax rate	16.9%	13.7%	11.5%	9.2%	14.9%	14.2%	12.4%	11.6%

Other income (expense) - operating

The following table presents the reconciliation of Consolidated Other income (expense) on a GAAP basis to Consolidated Other income (expense) - operating. Other income (expense) – operating is a non-GAAP financial measure which excludes gains (losses) from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP and the portion of net realized gains and losses related to unconsolidated entities. Gains (losses) from fair value changes in separate account assets are reclassified from Other income (expense) for purposes of presenting Life underwriting income, as the offsetting movement in the separate account liabilities is included in Policy benefits. Net realized gains (losses) related to unconsolidated entities is excluded from operating income in order to enhance the understanding of our core results of operations as they are heavily influenced by, and fluctuate in part according to market conditions.

						YTD	YTD	Full Year
	3Q-14	2Q-14	1Q-14	4Q-13	3Q-13	2014	2013	2013
Consolidated GAAP Other income (expense):
Consolidated excluding Life segment	$22	$12	$30	$4	$(5)	$64	$(22)	$(18)
Life segment	(3)	13	(13)	3	10	(3)	—	3

Consolidated	19	25	17	7	5	61	(22)	(15)
Less: Gains (losses) from fair value changes in separate account assets
Consolidated excluding Life segment	—	—	—	—	—	—	—	—
Life segment	(6)	17	(6)	9	14	5	7	16

Consolidated	(6)	17	(6)	9	14	5	7	16
Less: Net realized gains (losses) related to unconsolidated entities
Consolidated excluding Life segment	51	38	53	27	24	142	60	87
Life segment	4	(2)	(2)	(2)	(2)	—	7	5

Consolidated	55	36	51	25	22	142	67	92
Consolidated Other income (expense) - operating:
Consolidated excluding Life segment	(29)	(26)	(23)	(23)	(29)	(78)	(82)	(105)
Life segment	(1)	(2)	(5)	(4)	(2)	(8)	(14)	(18)

Consolidated	$(30)	$(28)	$(28)	$(27)	$(31)	$(86)	$(96)	$(123)

P&C combined ratio

The following table presents the reconciliation of GAAP combined ratio to P&C combined ratio. The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

						YTD	YTD	Full Year
	3Q-14	2Q-14	1Q-14	4Q-13	3Q-13	2014	2013	2013
GAAP combined ratio	87.3%	87.7%	88.8%	89.3%	86.5%	87.9%	87.5%	88.0%
Impact of gains and losses on crop derivatives	-1.0%	-0.2%	0.0%	0.0%	0.0%	-0.4%	0.0%	0.0%

P&C combined ratio	86.3%	87.5%	88.8%	89.3%	86.5%	87.5%	87.5%	88.0%

Reconciliation Non-GAAP 3	Page 23

ACE Limited Book Value and Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Common Share

	September 30	June 30	March 31	December 31	September 30
	2014	2014	2014	2013	2013
Shareholders’ equity	$30,017	$30,325	$29,369	$28,825	$28,218
Less: goodwill and other intangible assets	5,425	5,522	5,382	5,404	5,465

Numerator for tangible book value per share	$24,592	$24,803	$23,987	$23,421	$22,753

Book value - % change over prior quarter (1)	-1.0%	3.3%	1.9%	2.2%	3.4%
Tangible book value - % change over prior quarter (1)	-0.8%	3.4%	2.4%	2.9%	3.9%
Denominator	332,111,557	336,225,589	337,974,644	339,793,935	340,069,972

Book value per common share	$90.38	$90.19	$86.90	$84.83	$82.98
Tangible book value per common share	$74.05	$73.77	$70.97	$68.93	$66.91
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$30,325	$29,369	$28,825	$28,218	$27,295
Operating income	891	825	777	824	857
Adjusted net realized gains (losses), net of tax	(106)	(46)	(43)	174	59
Net unrealized gains (losses), net of tax	(290)	453	420	(145)	1
Repurchase of shares	(450)	(237)	(332)	(57)	(21)
Dividend declared on common shares (2)	(223)	(223)	(256)	(174)	(176)
Cumulative translation, net of tax	(202)	119	(41)	(66)	114
Pension liability	5	(3)	(5)	(11)	(1)
Other (3)	67	68	24	62	90

	$30,017	$30,325	$29,369	$28,825	$28,218

(1)	At September 30, 2014, book value increased 4.1% and tangible book value increased 5.0% from December 31, 2013.
(2)	The March 31, 2014 amount includes a $0.12 per share increase related to the Q4 2013 dividend installment approved by our shareholders on January 10, 2014.
(3)	Other primarily includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 24

ACE Limited Glossary

ACE Limited Consolidated comprises all segments including Corporate.

Operating return on equity (ROE) or ROE calculated using income excluding adjusted net realized gains (losses): Operating income or income excluding adjusted net realized gains (losses), net of tax, divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments, net of tax. To annualize a quarterly rate multiply by four.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business.

Operating effective tax rate: Income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses) divided by income excluding adjusted net realized gains (losses) before tax.

Life underwriting income: Net premiums earned and net investment income less losses and loss expenses, policy benefits, acquisition costs, and administrative expenses. In addition, Life underwriting income includes gains/losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

NM: Not meaningful.

Glossary	Page 25